                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)  September 30, 1996
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American Income Partners IV-C Limited Partnership
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(Exact name of registrant as specified in its charter)




Massachusetts                          0-18394               04-3036127
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(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)           Identification Number)


98 North Washington Street, Boston, MA          02114
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  (617) 854-5800
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(Former name or former address, if changed since last report.)
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               American Income Partners IV-C Limited Partnership
                                    Form 8-K
                                                                     Page 2 of 6
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ITEM 2.  Acquisition or Disposition of Assets.
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This report on Form 8-K provides information concerning the sale of all of the tangible equipment assets, lease receivables, and lease contracts of American Income Partners IV-C Limited Partnership (the "Registrant") and the expected wind-up of the Registrant's business operations on or before December 31, 1996.

Background
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The Registrant was organized in 1989 as a direct-participation equipment leasing program to acquire a diversified portfolio of capital equipment subject to lease agreements with third parties. The Registrant's stated investment objectives and policies contemplated that the Registrant would wind-up its business operations within approximately seven years of its inception. During the second quarter of 1996, AFG Leasing IV Incorporated (the "Managing General Partner" of the Registrant) engaged (i) an investment adviser (the "Adviser") to solicit interested third-party buyers for all of the Registrant's equipment assets and associated lease contracts and (ii) an independent appraisal firm (the "Appraiser") to provide an estimate of the amount that a third party might be willing to pay for such assets.

The entire remarketing effort was undertaken jointly by 15 individual equipment leasing programs, consisting of the Registrant and 14 affiliates (the "Other Affected Partnerships"). Collectively, the Registrant and the Other Affected Partnerships offered for sale all or a portion of their equipment assets (the "Sale Assets"). Thirteen of the programs, including the Registrant, offered to sell all of their equipment assets and are expected to wind-up business operations in 1996; the remaining two programs, which will continue their business operations beyond 1996, offered to sell only their interests in certain assets owned jointly with one or more of the 13 programs anticipating wind-up. Substantially all of the Registrant's equipment assets of material value represented partial ownership interests, whereby the Registrant owned less than a 100% interest in the equipment it offered for sale. The remaining interests in such assets were owned by one or more of the Other Affected Partnerships. Equis Financial Group ("Equis", which serves as the Equipment Manager of the Registrant and the Other Affected Partnerships) and the Adviser believed the joint approach to remarketing the Sale Assets would maximize the disposition prices of the Sale Assets and facilitate an efficient wind-up of the Registrant's business operations.

The Sale Process
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To start the process of soliciting bids, the Adviser and Equis assembled a list of 48 prospective purchasers, some of whom had conducted prior business with the Registrant, Equis, the Other Affected Partnerships, or their affiliates. Each recipient was provided abbreviated information concerning the remarketing effort and asked to request, if interested in bidding, an Information Memorandum containing, among other information, a listing of the equipment rental schedules being offered for sale, a description of the assets and their original cost, and a summary of the remaining lease payments expected to be collected from each rental schedule, assuming no future

               American Income Partners IV-C Limited Partnership
                                    Form 8-K
                                                                     Page 3 of 6

ITEM 2.  Acquisition or Disposition of Assets (Continued).
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The Sale Process (Continued)
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default events.  Additional background was provided about the business operations and credit ratings of significant lessees. All financial information assumed an August 1, 1996 sale date. Fourteen of the 48 prospective purchasers requested and received an Information Memorandum. After the Information Memoranda were distributed, and prior to submitting a bid, the recipients were given the opportunity to request additional information or ask questions. In addition, the recipients were offered the opportunity, but were not required, to engage the equipment management services of Equis subject to agreed-upon terms. Bidders were encouraged to make all-cash bids.

On September 30, 1996, the Registrant and the Other Affected Partnerships executed individual purchase and sale agreements with RSL Finance Limited Partnership II (the "Buyer") for all Sale Assets, except one McDonnell Douglas MD-82 aircraft leased to Northwest Airlines, Inc. (the "NWA Aircraft"), hereafter the "Sale Assets, as Revised," for total cash consideration of $35 million. The Appraiser had estimated the potential sale value of the Sale Assets, as Revised to be between $33 million and $38 million, assuming an August 1, 1996 sale date. Accordingly, the Buyer's purchase price was established as of August 1, 1996 and any remarketing proceeds or contracted lease rents earned after July 31, 1996 accrue to the benefit of the Buyer. The Buyer's cash remuneration to the Registrant and the Other Affected Partnerships was increased by an interest factor, at the annualized rate of 8%, which was applied to the sales price for the period commencing August 1, 1996 and ending , on the date of closing.

In a separate negotiation, Equis, on behalf of the Registrant and the Other Affected Partnerships owning an interest in the NWA Aircraft, arranged to sell the NWA Aircraft to the lessee for $13,200,000. A purchase and sale agreement for the NWA Aircraft was executed and the closing concluded on September 30, 1996.

As a result of both sale events, the Registrant and the Other Affected Partnerships will receive aggregate sale proceeds of $48,200,000 for all Sale Assets. Four other parties submitted bids to purchase the Sale Assets for prices ranging from $34 million to $44 million, including the NWA Aircraft. Pursuant to terms of their respective purchase and sale agreements, the Buyer and Northwest Airlines, Inc. agreed to purchase the Sale Assets on a non-recourse basis to the Registrant, the Other Affected Partnerships, and the general and limited partners of each. In addition, the Registrant, together with all of the Other Affected Partnerships, engaged the Adviser to provide a fairness opinion with respect to whether the sale consideration, taken as a whole, is fair from a financial standpoint. Equis believes the sale to be in the best interests of the Registrant and the Other Affected Partnerships.

               American Income Partners IV-C Limited Partnership
                                    Form 8-K
                                                                     Page 4 of 6

ITEM 2.  Acquisition or Disposition of Assets (Continued).
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Relationship with the Buyer
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The Buyer is a limited partnership established to acquire the Sale Assets, as
Revised and has no direct affiliation with the Registrant, the Other Affected Partnerships, the Managing General Partner, Equis, or its predecessor, American Finance Group ("AFG"). The sole general partner of the Buyer is RSL Holdings, Inc. An affiliate of the Buyer purchased a significant limited partner interest in a direct-participation equipment leasing program co-sponsored by AFG in 1992. AFG acquired this interest in 1993 for cash and assumption of indebtedness. There have been no other business dealings between the Buyer and Equis (or AFG) and their affiliates.

The Buyer paid cash for its acquisition of the Sale Assets, as Revised, a significant portion of which was borrowed from three third-party institutional lenders (the "Lenders"). Equis explored financing options and negotiated certain terms of the financings on behalf of the Buyer. In addition, Equis and the Buyer agreed to terms of a management contract whereby Equis will provide equipment management services to the Buyer following the sale. Pursuant to the terms of the management contract, Equis will earn a remarketing fee equal to 3% of the gross disposition proceeds realized by the Buyer upon any subsequent re-sale of the Sale Assets, as Revised and has agreed to subordinate, in favor of the Lenders, its right to collect (i) an equipment management fee equal to 5% of lease revenues and (ii) an initial documentation and set-up fee equal to 3% of the Buyer's base purchase price for the Sale Assets, as Revised, until such time as the Lenders' loans are fully repaid. Equis will accrue, but also has agreed to subordinate in favor of the Lenders, interest on all subordinated fees at the rate of 15% per annum until collected.

Relationship with Northwest Airlines, Inc.
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Equis (and AFG) and its affiliates, including the Registrant and certain of the
Other Affected Partnerships, have had a long-standing relationship with Northwest Airlines, Inc. ("NWA"). NWA has leased commercial jet aircraft from one or more of the parties in the ordinary course of business and has purchased certain leased aircraft from the parties on prior occasions.

Terms of Sale
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The Registrant and the Other Affected Partnerships received aggregate cash consideration of $48,200,000 for the Sale Assets, of which $13,200,000 was allocated to the owners of the NWA Aircraft according to their respective percentage ownership interests. The remaining $35 million, after closing adjustments, was allocated proportionately among the Registrant and the

               American Income Partners IV-C Limited Partnership
                                    Form 8-K
                                                                     Page 5 of 6

ITEM 2.  Acquisition or Disposition of Assets (Continued).
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Terms of Sale (Continued)
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Other Affected Partnerships based upon the Appraiser's estimated sale prices for each partnership's respective share of the Sale Assets, as Revised. This calculation resulted in the Registrant receiving $6,178,839 as its proportionate share of the net sale proceeds, including $2,640,000 from its ownership interest in the NWA Aircraft. The appraised value of the Registrant's equipment assets was estimated by the Appraiser to range between $3.4 million and $4 million, excluding the NWA Aircraft, and between $2 million and $2.2 million for the NWA Aircraft.

All expenses directly associated with the sale will be allocated first, to the extent that such expenses pertain to the NWA Aircraft, to each of the respective owners of the NWA Aircraft, and second, for all other costs, proportionately among the Registrant and the Other Affected Partnerships according to the Appraiser's estimated sale prices for each partnership's respective share of the Sale Assets, as Revised. The Registrant's share of all such expenses is expected to be approximately $123,000. In addition, the Managing General Partner will reserve approximately $775,000 to cover any unforeseen liabilities. See "Dissolution of the Registrant" herein.

Dissolution of the Registrant
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The Managing General Partner anticipates that the Registrant will be dissolved on or before December 31, 1996 in accordance with the Registrant's Restated Agreement and Certificate of Limited Partnership, as amended. During the period between the closing of the Sale Assets and December 31, 1996, the Managing General Partner will wind-up the operations of the Registrant and make one or more cash distributions to the partners of the Registrant. The amount of cash distributed prior to the Registrant's dissolution will be net of reserves, currently expected to be approximately $775,000, which the Managing General Partner will deposit in a separate account to cover any unforeseen liabilities which may arise in future periods. At such time as the Managing General Partner considers appropriate, any balance in the reserve account will be distributed to the partners of the Registrant according to their respective ownership interests in the Registrant at the date of its dissolution.

Future Filings with the United States Securities and Exchange Commission
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The Registrant expects to file Form 10-Q, "Quarterly Report Pursuant to Section
13 or 15(d) of the Securities Exchange Act of 1934" for the quarter ending September 30, 1996. Upon its dissolution, the Registrant expects to file Form 15, "Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934."

               American Income Partners IV-C Limited Partnership
                                    Form 8-K
                                                                     Page 6 of 6

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ITEM 7.  Financial Statements and Exhibits.
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        Exhibits filed herewith pursuant to Item 601 of Regulation S-K:

     Exhibit
     Number
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     99.1(d)   Purchase and Sale Agreement by and between American Income
               Partners IV-C Limited Partnership and RSL Finance Limited Partnership II.

     99.1(e) Aircraft Purchase Agreement by and between Investors Asset Holding Corp., not in its individual capacity but solely as trustee under the Third Lease Agreement (N931MC) dated as of July 29, 1994, and Northwest Airlines, Inc.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP
(Registrant)

By: AFG Leasing IV Incorporated,
    a Massachusetts corporation and the Managing
    General Partner of the Registrant.


By: /s/ Gary M. Romano                      Date: October 3, 1996
    -------------------------------               ----------------------
    Gary M. Romano
    Clerk
    (Principal Financial Officer)


By: /s/ Michael J. Butterfield              Date: October 3, 1996
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    Michael J. Butterfield
    Treasurer
    (Principal Accounting Officer)